UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

Integrated Silicon Solution, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes: Filed by Integrated Silicon Solution, Inc. Pursuant to Rule 14a-12 of the Securities Exchange Act of 1934.

FOR IMMEDIATE RELEASE

ISSI to Hold Special Meeting of Stockholders on June 3, 2015 to Consider Proposed Acquisition

MILPITAS, California – April 27, 2015 – Integrated Silicon Solution, Inc. (ISSI), a global fabless semiconductor company, today announced a special meeting of its stockholders will take place on June 3, 2015 to consider and vote on the previously announced acquisition of ISSI by a Chinese consortium of investors led by Summitview Capital and certain other related matters. The special meeting will be held at 2:00 p.m. local time, at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304. ISSI stockholders of record as of the close of business on April 20, 2015 are entitled to notice of, and to vote at, the special meeting.

The ISSI Board of Directors has unanimously approved the merger agreement and recommends that the ISSI stockholders vote to approve the merger agreement. The transaction is subject to approval by the stockholders of ISSI, as well as regulatory approvals. As part of the transaction, the merger agreement contemplates that, in connection with the closing of the merger, ISSI’s operations in Taiwan will be restructured or some or all of ISSI’s Taiwan operations may be sold in order to comply with the requirements of Taiwan laws and regulations. The transaction is currently expected to close in the third calendar quarter of 2015.

This announcement is neither a solicitation of proxies, an offer to purchase, nor a solicitation of an offer to sell any securities and it is not a substitute for any proxy statement or other proxy materials that may be filed or furnished with the SEC with respect to the proposed merger.

About ISSI

ISSI is a fabless semiconductor company that designs and markets high performance integrated circuits for the following key markets: (i) automotive, (ii) communications, (iii) industrial, and (iv) digital consumer. ISSI’s primary products are high speed and low power SRAM and low, and medium and high density DRAM. ISSI also designs and markets NOR flash products and high performance analog and mixed signal integrated circuits. ISSI is headquartered in Silicon Valley with worldwide offices in Taiwan, Japan, Singapore, China, Europe, Hong Kong, India, and Korea. Visit ISSI’s web site at www.issi.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning the expected closing date of the acquisition are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include obtaining stockholder approval of the transaction, the ability to complete the restructuring of ISSI’s operations in Taiwan, the satisfaction of the other closing conditions in the definitive agreement (including regulatory approvals), supply and demand conditions in the market place (especially in the automotive market

ISSI Release

April 27, 2015

and the industrial market), unexpected reductions in average selling prices for ISSI’s products, ISSI’s ability to sell its products in its key markets (including automotive and industrial) and the pricing and gross margins achieved on such sales, ISSI’s ability to continue to control or reduce operating expenses (including merger related expenses), ISSI’s ability to obtain a sufficient supply of wafers, wafer pricing, ISSI’s ability to maintain sufficient inventory of products to satisfy customer orders, ISSI’s ability to realize the expected benefits of its acquisitions including maintaining relationships with key customers, vendors and employees, changes in manufacturing yields, order cancellations, order rescheduling, product warranty claims, competition, the level and value of inventory held by OEM customers, the outcome of any existing or future litigation involving the acquisition transaction, intellectual property or other matters (including ISSI’s existing litigation with GSI Technology) or other risks listed from time to time in ISSI’s filings with the SEC, including ISSI’s Form 10-K for the year ended September 30, 2014 and Form 10-Q for the quarter ended December 31, 2014. ISSI assumes no obligation to update or revise the forward-looking statements in this press release because of new information, future events, or otherwise.

Additional Information and Where to Find It

ISSI, its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with ISSI’s Special Meeting of Stockholders to consider approval of the acquisition (the “Special Meeting”). ISSI has filed a proxy statement with the SEC in connection with the solicitation of proxies for the Special Meeting.

Jimmy S. M. Lee, Scott D. Howarth, Kong Yeu Han, Paul Chien, Jonathan Khazam, Keith McDonald, Stephen Pletcher, Bruce A. Wooley and John Zimmerman, all of whom are members of ISSI’s Board of Directors, and John M. Cobb, Vice President and Chief Financial Officer, are participants in ISSI’s solicitation. Other than Messrs. Lee and Han, none of such participants owns in excess of 1% of ISSI’s common stock. Messrs. Lee and Han may each be deemed to own approximately 1.1% of ISSI’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, is included in ISSI’s definitive proxy statement for the Special Meeting which was filed with the SEC on the date hereof and other relevant documents which may be filed with the SEC in connection with the Special Meeting. To the extent that holdings of ISSI’s securities have changed since the amounts in the definitive proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

ISSI has filed its definitive proxy statement with the SEC and will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ISSI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by ISSI with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at ISSI’s website (http://www.issi.com) or by writing to Investor Relations, Integrated Silicon Solution, Inc., 1623 Buckeye Drive, Milpitas, CA 95035. ISSI does not plan to mail an annual report to its stockholders this year; however, ISSI’s annual report on Form 10-K (and the amendment thereto on Form 10-K/A) are available at the SEC’s

ISSI Release

April 27, 2015

website or ISSI’s website or upon request to ISSI Investor Relations as described in the foregoing sentence.

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Contact:

John M. Cobb

Chief Financial Officer

Investor Relations

(408) 969-6600

ir@issi.com

Shelton Group

Leanne Sievers, EVP

P: 949-224-3874

E: lsievers@sheltongroup.com

Matt Kreps, Managing Director

P: 214-272-0073

E: mkreps@sheltongroup.com